___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2011

VICAN RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter

Nevada	333-107179 & 000-51210	980380519
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

6600 Decarie Blvd., Suite 220 Montreal, Quebec	H3X 2K4
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (514) 737-7277

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 19, 2011, Vican Resources, Inc. (hereafter “we” “us” “our” or the “Company”) dismissed its previous independent accountant, GBH CPAs, P.C. (hereafter “GBH”). Our Board of Directors approved the decision to change its independent accountants.

The report of GBH regarding Vican Resources, Inc.’s (the “Company”) financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern.

During the year ended December 31, 2010 and during the period from the end of the most recently completed fiscal quarter through to July 19, 2011, the date of dismissal, there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GBH would have caused it to make reference to the subject matter of the disagreements in connection with its report.

In respect of the initial filing of our Current Report with Securities and Exchange Commission on July 19, 2011, we provided GBH with a copy of this Current Report on Form 8-K prior to its filing, and requested that GBH furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree. We attached the letter from GBH to amendment number 1 to our Current Report on Form 8-K filed with the Commission on August 22, 2011. GBH has amended their letter to the Commission which attached as an exhibit to this Current Report.

Also on July 19, 2011, we engaged Morrill & Associates, LLC (“Morrill”), independent registered accountants, as our independent accountant following the dismissal of GBH. Prior to the engagement of Morrill, the Company has not consulted with Morrill regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Morrill concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from GBH CPAs, PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vican Resources, Inc.

Date: August 25, 2011	By:	/s/ Lorne Kalisky
Lorne Kalisky CEO